UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       January 12, 2006 (January 6, 2006)

                        COMPOSITE TECHNOLOGY CORPORATION


             (Exact name of registrant as specified in its charter)



            Nevada                     000-10999                  59-2025386
            ------                     ----------                 ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2006, the Registrant entered into a Letter Agreement with its newly appointed Director, Michael D. McIntosh ("McIntosh"). The Agreement provided for McIntosh's appointment as a member of the Board of Directors to last one year or until the annual general meeting at which new directors are selected and that the terms of the agreement would govern any extension and reelection as a Director for a period of up to two (2) additional terms for a total of up to three years. The Agreement provides for a monthly remuneration of $4,000 and the granting of 325,000 options to purchase shares of the Registrant's common stock as further described below. The Agreements provides for the reimbursement of expenses and the benefit of the Registrant's liability insurance for Directors and Officers. The agreement provides for attendance of a minimum of four quarterly meetings per calendar year and one meeting held following the annual general meeting and the obligation to serve on Board Committees as required. The appointment of McIntosh as a Director may be terminated at any time for any or no reason by McIntosh or the Registrant upon written notice to the other in accordance with the Bylaws. The description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement attached hereto as Exhibit 10.1.

On January 9, 2006, the Registrant entered into a Letter Agreements with its newly appointed Director, D. Dean McCormick III ("McCormick"). The Agreement provided for McCormick's appointment as a member of the Board of Directors to last one year or until the annual general meeting at which new directors are selected and that the terms of the agreement would govern any extension and reelection as a Director for a period of up to two (2) additional terms for a total of up to three years. The Agreement provides for a monthly remuneration of $4,000 and the granting of 325,000 options to purchase shares of the Registrant's common stock as further described below. The Agreements provides for the reimbursement of expenses and the benefit of the Registrant's liability insurance for Directors and Officers. The agreement provides for attendance of a minimum of four quarterly meetings per calendar year and one meeting held following the annual general meeting and the obligation to serve on Board Committees as required. The appointment of McCormick as a Director may be terminated at any time for any or no reason by McCormick or the Registrant upon written notice to the other in accordance with the Bylaws. The description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement attached hereto as Exhibit 10.2.

On January 9, 2006, the Registrant entered into a Confidential Information and Invention Assignment Agreement with Benton H Wilcoxon, the Chairman of the Board and Chief Executive Officer ("Wilcoxon"). Pursuant to the Confidential Agreement, Wilcoxon agrees not to directly or indirectly use, make available, sell, disclose or otherwise communicate to any third party any of the Registrant's Confidential Information. Further, Wilcoxon assigned, pursuant to the Confidential Agreement, to the Registrant all rights, title and interests in and to all of his Subject Ideas and Inventions including all registrable and patent rights. Wilcoxon also agreed that during his employment with the Registrant and for one year after termination of his employment he would not without the Registrant's express written consent directly or indirectly employ, solicit for employment or recommend for employment by any party other than the Registrant, any person employed by the Registrant as an employee or a consultant and call or, solicit or take away, or attempt to call on, solicit or take away, any of the Registrant's customers or potential customers with whom Wilcoxon became acquainted during his employment with the Registrant. The description of the Confidential Information and Invention Assignment Agreements with Wilcoxon is qualified in its entirety by reference to the Confidential Information and Invention Assignment Agreement attached hereto as Exhibit 10.03.

On January 9, 2006, the Registrant entered into two separate Confidential Information and Invention Assignment Agreements having the same terms with each of the following two Directors of the Registrant: Michael D. McIntosh, a consultant of the Registrant whose relationship to the Registrant is further disclosed below in Section 5.02 ("McIntosh"), and D. Dean McCormick III, an independent director newly appointed as the Chairman of the Audit and Compensation Committees ("McCormick"), (the "Confidential Agreements"). McIntosh and McCormick are together referred to as the "Directors". Pursuant to the Confidential Agreements, the Directors each agree not to directly or indirectly use, make available, sell, disclose or otherwise communicate to any third party any of the Registrant's Confidential Information. Further, each of the Directors assigned, pursuant to the Confidential Agreements, to the Registrant all rights, title and interests in and to all of his Subject Ideas and Inventions including all registrable and patent rights. The Directors also each agreed that during their respective terms of office as Directors of the Registrant and for one year after termination of each of their employment without the Registrant's express written consent directly or indirectly employ, they would not solicit for employment or recommend for employment by any party other than the Registrant, any person employed by the Registrant as an employee or a consultant and call or, solicit or take away, or attempt to call on, solicit or take away, any of the Registrant's customers or potential customers on whom the Directors became acquainted during their term as Directors with the Registrant. The description of the Confidential Information and Invention Assignment Agreements with McIntosh and McCormick is qualified in its entirety by reference to the Confidential Information and Invention Assignment Agreements attached hereto as Exhibits 10.04 and 10.05.

On January 9, 2006, the Registrant entered into two separate Option Agreements each having the same principal terms with the following Directors of the
Registrant: Michael D. McIntosh, a consultant of the Registrant whose relationship to the Registrant is further disclosed below in Section 5.02 ("McIntosh"), and D. Dean McCormick III, an independent director newly appointed as the Chairman of the Audit and Compensation Committees ("McCormick"), (the "Option Agreements"). McIntosh and McCormick are together referred to as the "Optionees". Pursuant to the Option Agreements each of the Optionees was granted 325,000 options to acquire the Registrant's shares of common stock at an exercise price of $1.04. The options will vest over a period of 36 months with the first portion of 27,000 vesting 3 months after the grant date and thereafter an additional portion of 27,000 will vest at regular 3-monthly intervals until the vesting of the twelfth and final last portion of 28,000 on the 3-year anniversary of the grant date. The Options expire on December 31, 2011. The options are granted under and governed by the terms and conditions of the 2002 Non-Qualified Stock Compensation Plan (the "2002 Plan") and the Option Agreements. The options are neither transferable nor assignable by Optionee other than by will or by the laws of descent. In the event one of the Optionee shall (i) voluntarily resign from his position or, (ii) either refuse to stand for reelection when requested at any time within a 3 year period from the date of the Grant or shall not be reelected at the annual general meeting, then any portion of the Option that has not yet vested shall immediately be cancelled and any portion of the Option that has vested shall remain exercisable until the Expiration Date. In the event that the Optionee shall (i) be removed from his position as a Director of the Corporation for any reason other than Misconduct, or (ii) not be asked to stand for reelection at any time within a 3 year period from the date of the Grant, then all of the options shall immediately and fully vest and remain exercisable until the Expiration Date, provided however, that the Optionee shall have completed a term of service as a director of more than 6 full calendar months. Should Optionee's Service be terminated for Misconduct, then the Options will be cancelled. In the event of a change in control in the Registrant, any portion of the Option to acquire the Option Shares that has not yet vested at the time of the change in control shall automatically accelerate so that such Option shall, immediately prior to the effective date of the Change in Control, become exercisable remain exercisable until the Expiration Date, unless and to the extent: (i) the option obligations were assumed by the successor corporation or otherwise continue in full force and effect pursuant to the terms of the change in control transaction; or (ii) this are replaced with a cash incentive program which preserves the spread existing at the time of the change in control on the shares of Common Stock for which the Option is granted and provides for subsequent payout of such cash amount within 3 month. If the option obligations are assumed in connection with a change in control, then the rights will be appropriately adjusted to apply to the number and class of securities or other property which would have been issuable to Optionee had the Option been exercised immediately prior to the change in control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. The description of each Option Agreement with McIntosh and McCormick is qualified in its entirety by reference to the Option Agreements attached hereto as Exhibits 10.06 and 10.07, respectively.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 6, 2006, the resignation of C. William Arrington was accepted by the Board of Directors of the Registrant and became effective in accordance with the Bylaws of the Corporation.

(d) On January 6, 2006, the Board of Directors of the Registrant elected Michael D, McIntosh ( "McIntosh") as a new member of the Board of Directors. McIntosh was appointed for a 1-year term subject to reelection by the Shareholders for 2 further terms of 1-year on the same terms and conditions. In remuneration for his services, McIntosh will receive $4,000 per month during his term as a Director. He was also granted 325,000 options to purchase shares of common stock of the Registrant at a price of $1.04. These options will vest over 36 months with the first portion of 27,000 vesting 3 months after the grant date and thereafter an additional portion of 27,000 will vest at 3-monthly intervals until finally the last portion of 28,000 will vest on the 3-year anniversary of the grant.

The Company currently has contracts with two companies owned by Michael
McIntosh: a legal services agreement with The McIntosh Group (TMG) for legal and intellectual property services and a consulting agreement with Technology Management Advisors, LLC (TMA) for strategic business advisory services related to technology and international patent and intellectual property filings. The agreements were executed on March 1, 2002 for a term of three years and were renewed in March, 2005 for an additional three years expiring on February 29, 2008. Each contract provides for payment of service fees of $250,000 per annum plus out of pocket expenses. The contracts expire on February 29, 2008.

Prior to March 1, 2005, the company had one contract with TMA dating from March, 2002 for $500,000 per annum plus incidental and patent related expenses and subcontracted the legal and intellectual property expenses to TMG. The 2002 TMA contract was to have expired on March 31, 2005 but was cancelled effective to February 28, 2005 by the execution of the contracts listed above.

For the fiscal year ended September 30, 2005 we recorded fees of $145,833 and incidental expenses of $13,136 for TMG and we recorded fees of $354,167, patent filing related expenses of $139,698 paid on our behalf by TMA and incidental expenses of $71,430 for TMA under both contracts combined. For the fiscal quarter ended December 31, 2005 we recorded fees of $62,500 and incidental expenses of $1,395 for TMG and fees of $62,500 and incidental expenses of $10,377 for TMA. At the Company's option, we may pay all or a portion of the service fees in registered stock or in cash.

In March, 2005 the Registrant issued 150,000 shares of the Company's common stock to Michael McIntosh, registered under an S-8 registration statement, in partial payment of balances due by the Company to TMA and TMG. The company valued the stock issued at $325,769 and applied this balance to the balances due TMA and TMG for work performed through July, 2005.

In November, 2005 the Registrant issued 73,961 shares of the Registrant's common stock to Michael McIntosh, registered under Section 1145 of the Bankruptcy Code for payment of $131,577 outstanding to TMA and TMG and applied this balance for work performed through December, 2005.

As of December 31, 2005 the Company had outstanding balances due to TMA and TMG of $142,123.42 and $0 respectively.

In May, 2005, Michael McIntosh exercised 1,000,000 options granted in March, 2002 with an exercise price of $0.10 per share. The options were fully vested as of September 30, 2004 and the Registrant had previously recorded expense of $513,000 prior to fiscal 2005.

On January 9, 2006, the Board of Directors of the Registrant elected D. Dean McCormick III ("McCormick") as a new member of the Board of Directors. McCormick was appointed for a 1-year term subject to reelection by the Shareholders for 2 further terms of 1-year on the same terms and conditions. McCormick was also appointed Chairman of the Audit Committee and the Compensation Committee with immediate effect. In remuneration for his services, McCormick will receive $4,000 per month during his term as a Director, an additional $1,000 as a member of the Audit Committee and a further $500 as the Chairman of the Audit Committee. He was also granted 325,000 options to purchase shares of common stock of the Registrant at a price of $1.04. These options will vest over 36 months with the first portion of 27,000 vesting 3 months after the grant date and thereafter an additional portion of 27,000 will vest at 3-monthly intervals until finally the last portion of 28,000 will vest on the 3-year anniversary of the grant.

The Company has no previous relationship with Mr McCormick.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 10, 2006, the board of directors of Composite Technology Corporation approved the following amendments to the Registrant's Bylaws:

A new Section 5.2 was inserted into the Bylaws of the Corporation entitled
Section 5.2. Audit Committee as follows:

"Section 5.2. Audit Committee.
The Board of Directors shall appoint from among its own members an Audit Committee that shall oversee and report on the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation and be responsible for other matters set out in its charter or as may be required in accordance with securities legislation applicable to the Corporation or which may be prescribed by the Board from time to time.

The Audit Committee shall normally consist of not less than two independent directors, however, in the event that there be fewer than 2 independent members of the Board, the Audit Committee may consist of one member for the limited period until a second or additional independent member(s) is/are appointed to the Board. The definition of `independence' in accordance with the present Section shall be as set forth in the rules and regulation that may be in effect from time to time promulgated by (i) the Securities Exchange Commission, and
(ii) the listing authority of the market(s) on which the Corporation's stock is listed and traded from time to time.

The Committee shall be presided over by a Chairman who shall be a financial expert.

A majority of the members of any committee may fix its rules of procedure."

A new Section 5.3 was inserted into the Bylaws of the Corporation entitled
Section 5.3. Corporate Governance and Compensation Committees as follows:

"Section 5.3. Corporate Governance and Compensation Committees.
The Board of Directors may appoint from among its own members a Corporate Governance Committee that shall oversee the documentation and enforcement of the rules of corporate governance to which the Corporation must adhere and a Compensation Committee that shall oversee the remuneration of Directors and senior officers from time to time. The exact mandate and the extent of the powers, authority and review of each of these committees shall be established by the Board and fixed in a Charter adopted by the Board. Each of these Committees shall normally consist of not less than two independent directors, however, in the event that there be fewer than 2 independent members of the Board, the Committees may consist of one member for the limited period until a second or additional independent member(s) is/are appointed to the Board. A majority of the members of any committee may fix its rules of procedure."

The title of the previous Section 5.2. Other Commitments was modified to read "Section 5.4. Other Committees" however the text of the section shall remain unchanged.

On January 10, 2006, the board of directors also amended provisions in Article II of the Bylaws relating to shareholders' meetings as follows:

The first part of Section 2.3. Notice of Shareholders' Meetings, which originally read as follows:
"The Chairman or Chief Executive Officer shall give written notice stating the place, day and hour of the meeting, and in the case of a special meeting the purpose or purposes for which the meeting is called, which shall be delivered not less than ten nor more than fifty days before the day of the meeting, either personally or by mail to each shareholder of record entitled to vote at such meeting. The shareholders of record shall be those shareholders whose names and addresses are maintained by the duly appointed transfer agent of the Corporation. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the books of the Corporation, with postage thereon prepaid." was deleted and replaced with the following:

"Section 2.3. Notice of Shareholders' Meetings.
The Chairman or Chief Executive Officer shall give written notice stating the place, day and hour of the meeting, and in the case of a special meeting the purpose or purposes for which the meeting is called, which shall be delivered not less than ten nor more than sixty days before the day of the meeting, either personally or by mail or electronically to each shareholder of record entitled to vote at such meeting. The shareholders of record shall be those shareholders whose names and addresses are maintained by the duly appointed transfer agent of the Corporation.

Notice given by mail shall be deemed given when deposited in the United States mail addressed to the shareholder at his address as it appears on the books of the Corporation, with postage thereon prepaid.

Notice given electronically shall be deemed given if sent:

      (i) By facsimile machine, when directed to a number at which the stockholder has consented to receive notice; (ii) By electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

      (iii) By a posting on an electronic network together with separate notice to the stockholder of the specific posting, upon the later of:

      (iv)  Such posting; and

      (v)   The giving of the separate notice; and

      (vi) By any other form of electronic transmission, when directed to the consenting stockholder.

Any notice given electronically is effective if given by a form of electronic transmission consented to by the stockholder or joint stockholders to whom the notice is given. The consent given by a stockholder is revocable by the stockholder or joint stockholders if such revocation is sent to the Corporation and effective when it is received by the Corporation and shall be valid for any future notice not then having already been given by Corporation. The consent shall also be considered revoked if: (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the consent, provided however there shall be no requirement for the Corporation to send more than one notice for any meeting; or (b) the inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the Corporation responsible for the giving of notice, provided however, the inadvertent failure to treat the inability to deliver a notice by electronic transmission as a revocation does not invalidate any meeting or other action.

As used in this section, "electronic transmission" means any form of communication not directly involving the physical transmission of paper that:

      (a) Creates a record that may be retained, retrieved and reviewed by a recipient of the communication; and

      (b) May be directly reproduced in paper form by the recipient through an automated process.

Any meeting of which all shareholders shall at any time waive or have waived notice in writing shall be a legal meeting for the transaction of business notwithstanding that notice has not been given as hereinbefore provided."

The final paragraph of Section 2.3 remained unchanged.

In Section 2.6. Closing of Transfer Books or Fixing Record Date the third sentence which previously read "In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 50 days and in case of a meeting of shareholders not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken." was deleted and replaced with the following:

"In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and in case of a meeting of shareholders not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken."

The description of the modifications to the Bylaws is qualified in its entirety by reference to the Bylaws attached hereto as Exhibit 10.8.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number      Exhibit Title or Description

10.01               Letter Agreement with Michael D. McIntosh

10.02               Letter Agreement with D. Dean McCormick III

10.03 Confidential Information and Invention Assignment Agreement with Benton H Wilcoxon

10.04 Confidential Information and Invention Assignment Agreement with Michael D. McIntosh

10.05 Confidential Information and Invention Assignment Agreement with D. Dean McCormick III

10.06               Option Agreement with Michael D. McIntosh

10.07               Option Agreement with D. Dean McCormick III

10.08               Modified Bylaws of Composite Technology Corporation

10.09               Legal Services Agreement with The McIntosh Group

10.10               Consulting Agreement with Technology Management Advisors,
                    LLC


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        COMPOSITE TECHNOLOGY CORPORATION
                                  (Registrant)


Date: January 12, 2006                By:  /s/ Benton H Wilcoxon
                                         -----------------------
                                         Chief Executive Officer

                                  Exhibit Index

Exhibit

10.01   Letter Agreement with Michael D. McIntosh

10.02   Letter Agreement with D. Dean McCormick III

10.03 Confidential Information and Invention Assignment Agreement with Benton H Wilcoxon

10.04   Confidential Information and Invention Assignment Agreement with Michael
        D. McIntosh

10.05 Confidential Information and Invention Assignment Agreement with D. Dean McCormick III

10.06   Option Agreement with Michael D. McIntosh

10.07   Option Agreement with D. Dean McCormick III

10.08   Modified Bylaws of Composite Technology Corporation

10.09   Legal Services Agreement with The McIntosh Group

10.10   Consulting Agreement with Technology Management Advisors, LLC